                                                                     EXHIBIT 4.2

                [FORM OF FLOATING RATE GLOBAL MEDIUM-TERM NOTE]

     [The following legend is for inclusion only in Book-Entry Securities for which The Depository Trust Company serves as Depositary -- Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

[The following legend is for inclusion only in Book-Entry Securities -- UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

REGISTERED                                                     PRINCIPAL AMOUNT
No. FLR____             CUSIP No. ___________                  $_______________

                      HEALTH CARE PROPERTY INVESTORS, INC.
                           MEDIUM-TERM NOTE, SERIES D
                                (Floating Rate)



INTEREST RATE BASIS:            ORIGINAL ISSUE DATE:          STATED MATURITY
                                                              DATE:
If LIBOR (check one)
LIBOR Reuters    [ ]
LIBOR Telerate   [ ]

INDEX MATURITY:                 INITIAL INTEREST RATE:        INTEREST PAYMENT
                                                              PERIOD:

REGULAR RECORD DATES:

SPREAD:                         INITIAL INTEREST RESET        INTEREST PAYMENT
                                DATES:                        DATE:

SPREAD MULTIPLIER:              INTEREST RATE RESET           INTEREST RESET
                                DATES:                        PERIOD:

MAXIMUM INTEREST                MINIMUM INTEREST              INITIAL REDEMPTION
RATE:                                                         RATE:


INITIAL REDEMPTION              ANNUAL REDEMPTION             OPTIONAL
REPAYMENT                       PERCENTAGE:                   PERCENTAGE
REDUCTION:                                                    DATE(S)


CALCULATION AGENT:

INTEREST CALCULATION                      DAY COUNT CONVENTION
[ ] Regular Floating Rate Note            [ ]  Actual/360 for the period
                                               from       to
[ ] Floating Rate/Fixed Rate
    Fixed Rate Commencement Date:         [ ]  Actual/Actual to the period
    Fixed Interest Rate:                       from       to

[ ] Inverse Floating Rate Note
     Fixed Interest Rate:

ADDENDUM ATTACHED:                        ORIGINAL ISSUE DISCOUNT:
[ ]  Yes                                  [ ]  Yes
[ ]  No                                   [ ]  No
                                          Total Amount of OID:
                                          Yield to Maturity:
                                          Initial Accrual Period:

OTHER PROVISIONS:

     HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to
    , or registered assigns, the Principal Amount specified above on the Stated Maturity Date specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date), and to pay interest thereon, at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof and any Addendum relating hereto, depending upon the Interest Rate Basis or Bases, if any, and such other terms specified above, until such Principal Amount is paid or duly made available for payment. Reference herein to "this Note," "hereof," "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

     The Company will pay interest monthly, quarterly, semiannually, annually or such other period as specified above under "Interest Payment Period," on each Interest Payment Date specified above, commencing on the first Interest Payment Date specified above next succeeding the Original Issue Date specified above, and on the Stated Maturity Date or any Redemption Date or Optional Repayment Date (the date of each such Stated Maturity Date, Redemption Date and Optional Repayment Date and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a "Maturity" with respect to principal payable on such date); provided, however, that if the Original Issue Date is between a
            --------  -------
record date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the Interest Payment Date immediately following the next succeeding record date; and provided, further, that if an
                                               --------  -------
Interest Payment Date (other than an Interest Payment Date at Maturity) would fall on a day that is not a Business Day (as defined below), such Interest Payment Date shall be the following day that is a Business Day, except that in the case the Interest Rate Basis is LIBOR, as indicated above, if such next Business Day falls in the next calendar month, such Interest Payment Date shall be the next preceding day that is a Business Day.

     Except as provided above, interest payments will be made on the Interest Payment Dates shown above. Unless otherwise specified above, the "record date" shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note will accrue from and including the Original Issue Date specified above, at the rates determined from time to time as specified herein, until the principal hereof has been paid or made available for payment. If the Maturity falls on a day which is not a Business Day as defined below, the payment due on such Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity and no interest shall accrue with respect to such payment for the period from and after such Maturity. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note is registered at the close of business on the record date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted

Interest"), shall forthwith cease to be payable to the registered Holder on such record date, and may be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date (which shall be not more than 15 nor less than ten days prior to the date of payment of such Defaulted Interest) established by notice given by mail by or on behalf of the Company to the Holder of this Note not less than ten days preceding such Special Record Date, all as more fully provided in the Indenture.

     Payment of interest on this Note will be made at the office or agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts: provided, however, that at the option of the Company, payment of
               --------  -------
interest due other than at Maturity may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the registry books of the Company; and provided, further, that the payment of the principal
                          --------  -------
of and interest on this Note on any Optional Repayment Date(s), if any, indicated above shall be made upon satisfaction of the provisions herein; and

provided, further, that AT THE OPTION OF THE COMPANY, the Holder of Notes with
--------  -------
an aggregate principal amount of $10,000,000 or more will be entitled to receive payments of interest on this Note (other than at Maturity) by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee (as defined below) not less than 15 days prior to the applicable Interest Payment Date. Such wire instructions, upon receipt by the Trustee, shall remain in effect until revoked by such Holder.

     Payment of principal or premium, if any, at the Maturity of this Note will be made in immediately available funds upon presentation of this Note at the office or agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, or at such other place as the Company may designate. Payment of interest due at Maturity will be made to the person to whom payment of the principal of this Note shall be made.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture, by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose. This Note is one of a duly authorized series of Securities (hereinafter called the "Securities") of the Company designated as its Medium-Term Notes, Series D (the "Notes"). The Notes are issued and to be issued under an Indenture dated as of September 1, 1993 (herein called the "Indenture") between the Company and The Bank of New York, a corporation incorporated under the laws of the State of New York, as trustee (the "Trustee," which term includes any successor trustee with respect to the Notes under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, duties and obligations thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment and otherwise. The Notes may be issued from time to time in an aggregate initial offering price up to $150,000,000, which amount may be increased if duly authorized by the Company.

     Except as otherwise provided in the Indenture, this Note will be issued in global form only registered in the name of the Depositary or its nominee. This Note will not be issued in definitive form, except as otherwise provided in the Indenture, and ownership of this Note shall be maintained in book-entry form by the Depositary for the accounts of participating organizations of the Depositary.

     Unless otherwise provided above and in accordance with the provisions herein, this Note is not subject to any sinking fund and is not redeemable or repayable prior to the Stated Maturity Date.

     If so provided above, this Note may be redeemed by the Company on any date on and after the Initial Redemption Date, if any, specified above. If no Initial Redemption Date is set forth above, this Note may not be redeemed prior to the Stated Maturity Date. On and after the Initial Redemption Date, if any, this Note may be redeemed at any time in whole or from time to time in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $1,000) at the option of the Company at the applicable Redemption Price (as defined below), together with accrued interest hereon at the applicable rate payable to the date of redemption (each such date, a "Redemption Date"), on written notice to the Holder hereof given not more than 60 nor less than 30 days prior to the Redemption Date and in accordance with the provisions of the Indenture. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

     Unless otherwise specified above, the "Redemption Price" shall initially be the Initial Redemption Percentage, specified above, of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date, shown above, by the Annual Redemption Percentage Reduction, if any, specified above, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

     This Note may be subject to repayment at the option of the Holder on any Optional Repayment Date(s), if any, indicated above. If no Optional Repayment Date(s) are set forth above, this Note may not be so repaid at the option of the Holder hereof prior to the Stated Maturity Date. On any Optional Repayment Date, this Note shall be repayable in whole or in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $1,000) at the option of the Holder hereof at a repayment price, unless otherwise specified above, equal to 100% of the principal amount to be repaid, together with interest thereon payable to the date of repayment. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its Corporate Trust Office, or such other address of which the Company shall from time to time notify the Holders of the Notes, not more than 60 nor less than 30 days prior to the related Optional Repayment Date. Exercise of such repayment option by the Holder hereof shall be irrevocable. With respect to Notes represented by global securities, any option for repayment may be exercised by the Depositary, on behalf of the owners of the beneficial interest in the Notes represented by such global securities, by delivering a written notice substantially similar to the above-referenced form, duly completed, to the Trustee at the place and within the time period described above. All such notices shall be irrevocable.

     The interest rate borne by this Note shall be determined as follows:

          1. If this Note is designated as a Regular Floating Rate Note above, then, except as described below, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis shown above
     (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified above; provided, however, that (i) the
                                          --------  -------
     interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate, and (ii) unless otherwise specified above, the interest rate in effect hereon for the ten days immediately prior to Maturity shall be that in effect on the tenth day preceding such Maturity.

          2. If this Note is designated as a Floating Rate/Fixed Rate Note above, then, except as described below, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis shown above (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified above; provided, however,
                                                           --------  -------
     that (i) the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate,
     (ii) unless otherwise specified above, the interest rate in effect hereon for the ten days immediately prior to the Fixed Rate Commencement Date shall be that in effect on the tenth day preceding the Fixed Rate Commencement Date, and (iii) the interest rate in effect commencing on, and including, the Fixed Rate Commencement Date to Maturity shall be the Fixed Interest Rate, if such a rate is specified above, or if no such Fixed Interest Rate is so specified, the interest rate in effect hereon on the day immediately preceding the Fixed Rate Commencement Date.

          3. If this Note is designated as an Inverse Floating Rate Note above, then, except as described below, this Note will bear interest equal to the Fixed

     Interest Rate indicated above minus the rate determined by reference to the Interest Rate Basis shown above (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified above; provided, however, that (i) the interest rate in effect for the period from
     --------  -------
     the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate, and (ii) unless otherwise specified above, the interest rate in effect hereon for the ten days immediately prior to Maturity shall be that in effect on the tenth day preceding such Maturity.

          4. Notwithstanding the foregoing, if this Note is designated above as having an Addendum attached, the Note shall bear interest in accordance with the terms described in such Addendum.

     Except as provided above, the interest rate in effect on each day shall be
(a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the next preceding Interest Reset Date. The interest rate with respect to each Interest Rate Basis shall be determined in accordance with the applicable provision below. If any Interest Reset Date (which term includes the term Initial Interest Reset Date unless the context otherwise requires) would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis specified on the face hereof is LIBOR and such next Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day.

     Unless otherwise specified above, interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid (or from and including the Original Issue Date specified above, if no interest has been paid), to but excluding the related Interest Payment Date; provided, however, that if the Interest Rate Reset Period with respect to this
--------  -------
Note is daily or weekly, interest payable on any Interest Payment Date will include interest accrued from and including the Original Issue Date, if no interest has been paid, or from but excluding the last record date to which interest has been paid, as the case may be, through and including the record date next preceding such Interest Payment Date; and provided, further, that the interest payments on Maturity will include interest accrued to but excluding the date of Maturity. Unless otherwise specified above, accrued interest hereon for any period shall be the amount calculated by multiplying the face amount hereof by an accrued interest factor for such period. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified above, the interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Interest Rate Basis specified above is the

CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, The Federal Fund Rate, LIBOR or the Prime Rate for the period specified thereunder or by the actual number of days in the year if the Interest Rate Basis specified above is the Treasury Rate for the period specified thereunder. The interest factor for Notes for which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only one of the applicable Interest Rate Bases applied as specified above.

     Unless otherwise specified above, the "Interest Determination Date" with respect to the CD Rate, the Commercial Paper Rate, the Federal Funds Rate and the Prime Rate will be the second Business Day preceding each Interest Reset Date; the "Interest Determination Date" with respect to LIBOR shall be the second London Business Day (as defined below) preceding each Interest Reset
Date: the "Interest Determination Date" with respect to the Eleventh District Cost of Funds Rate shall be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below); the "Interest Determination Date" with respect to the Treasury Rate will be the day in the week in which the related Interest Reset Date falls on which day Treasury bills (as defined below) normally would be auctioned (Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided,
                                                               --------
however, that if an auction is held on the Friday of the week preceding the
-------
related Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on
                           --------  -------
any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following such auction. If the interest rate of this Note is determined with reference to two or more Interest Rate Bases, the Interest Determination Date pertaining to this Note will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date on which each Interest Rate Basis shall be determinable. Each Interest Rate Basis shall be determined on such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

     Unless otherwise specified above, the "Calculation Date" pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or; if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity, as the case may be. All calculations on this Note shall be made by the Calculation Agent specified above or such successor thereto as is duly appointed by the Company.

     All percentages resulting from any calculation on this Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545)
                                                  ----
would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

     As used herein, "Business Day" means, unless otherwise specified above, any day other than Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York and, if the Interest Rate Basis shown above is LIBOR, is also a London Business Day.

     As used herein, "London Business Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

     Determination of CD Rate.  The CD Rate means, with respect to any Interest
     ------------------------
Determination Date relating to a Note for which the Base Rate is the CD Rate or any Interest Determination Date for a Note for which the interest rate is determined with reference to the CD Rate (a "CD Rate Interest Determination Date"), the rate on such date for negotiable United States dollar certificates of deposit having the Index Maturity specified above as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication ("H.15(519)") under the heading "CDs (Secondary Market)", or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity specified above as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication ("Composite Quotations") under the heading "Certificates of Deposit." If such rate is not yet published in either H.15(519) or the Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on such CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York selected by the Calculation Agent (after consultation with the Company) for negotiable United States dollar certificates of deposit of major United States money center banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity designated above in an amount that is representative for a single transaction in that market at that time; provided, however, that if the dealers selected as
                     --------  -------
aforesaid by the Calculation Agent are not quoting as set forth above, the CD Rate determined as of such CD Rate Interest Determination Date shall be the CD Rate in effect on such CD Rate Interest Determination Date.

     Determination of Commercial Paper Rate.  The Commercial Paper Rate means,
     --------------------------------------
with respect to any Interest Determination Date relating to a Note for which the Base Rate is the Commercial Paper Rate or any Interest Determination Date for a Note for which the interest rate is determined with reference to the Commercial Paper Rate (a "Commercial Paper Rate Interest Determination Date"), the Money Market Yield (as
defined below) on such date of the rate for commercial paper having the Index Maturity specified above as published in H.15(519), under the heading "Commercial Paper-Nonfinancial." In the event such rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity shown above as published in Composite Quotations under the heading "Commercial Paper" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If by 3:00 P.M., New York City time, on the related Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent (after consultation with the Company) for commercial paper having the Index Maturity specified above placed for a nonfinancial entity whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating organization; provided, however, that
                                                       --------  -------
if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined on such Commercial Paper Rate Interest Determination Date shall be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

     "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

                Money Market Yield =   D x 365    x 100
                                     -------------
                                     360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the applicable Interest Rate Reset Period.

     Determination of Eleventh District Cost of Funds Rate.  The Eleventh
     -----------------------------------------------------
District Cost of Funds Rate means, with respect to any Interest Determination Date relating to a Note for which the Base Rate is the Eleventh District Cost of Funds Rate or any Interest Determination Date for a Note for which the interest rate is determined with reference to the Eleventh District Cost of Funds Rate (an "Eleventh District Cost of Funds Rate Interest Determination Date"), the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date as set forth under the caption "11th District" on Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date. If such rate does not appear on Telerate Page 7058 on any related Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate

Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding such Eleventh District Cost of Funds Rate Interest Determination Date. If the FHLB of San Francisco fails to announce the Index on or prior to such Eleventh District Cost of Funds Rate Interest Determination Date for the calendar month next preceding such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Interest Determination Date shall be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

     Determination of Federal Funds Rate.  The Federal Funds Rate means, with
     -----------------------------------
respect to any Interest Determination Date relating to a Note for which the Base Rate is the Federal Funds Rate or any Interest Determination Date for a Note for which the interest rate is determined with reference to the Federal Funds Rate (a "Federal Funds Rate Interest Determination Date"), the rate on that date for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 P.M., New York City time, on the related Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of federal funds transactions in The City of New York, selected by the Calculation Agent (after consultation with the Company) prior to 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if
                                                     --------  -------
the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Federal Funds Rate Interest Determination Date shall be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

     Determination of LIBOR.  If an Interest Rate Basis for this Note is LIBOR,
     ----------------------
as indicated above, LIBOR will be determined by the Calculation Agent on the applicable Interest Determination Date (a "LIBOR Interest Determination Date"), as follows:

          (a) (i) if "LIBOR Reuters" is specified above, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in United States dollars having the Index Maturity specified above, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, that appear on the Designated LIBOR Page specified above as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (ii) if "LIBOR Telerate" is specified above, or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above as the method for calculating LIBOR, the rate for deposits in United States dollars having the Index Maturity specified above commencing on the second London Business Day immediately following such LIBOR Interest Determination Reset Date that appears on the Designated LIBOR Page specified above as of 11:00 A.M., London time, on that LIBOR Interest Determination Date. If fewer than two offered rates appear, or no rate appears, as applicable, LIBOR in respect of the related LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in paragraph (b) below.

          (b) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the Designated LIBOR Page as specified above, the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of the Index Maturity shown above, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date shall be the arithmetic mean of such quotations as determined by the Calculation Agent. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date shall be calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York time, on such LIBOR Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent (after consultation with the Company) for loans in United States dollars to leading European banks, having the Index Maturity specified above and in a principal amount that is representative for a single transaction in United States dollars in such market at such time; provided, however, that if the banks selected as
                         --------  -------
    aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date shall be LIBOR in effect on such LIBOR Interest Determination Date.

          "Designated LIBOR Page" means either (a) if "LIBOR Reuters" is specified above, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified above (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for United States dollars or (b) if "LIBOR Telerate" is specified above or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above as the method for calculating LIBOR, the display on the Dow Jones Markets

    Limited (or any successor service) on the page specified above (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for United States dollars.

     Determination of Prime Rate.  The Prime Rate means, with respect to any
     ---------------------------
Interest Determination Date relating to a Note for which the Base Rate is the Prime Rate or any Interest Determination Date for a Note for which the interest rate is determined with reference to the Prime Rate (a "Prime Rate Interest Determination Date"), the rate on such date as such rate is published in H.15(519) under the heading "Bank Prime Loan." If such rate is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be determined by the Calculation Agent and shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined below) as such bank's prime rate or base lending rate as in effect for that Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page for such Prime Rate Interest Determination Date, the Prime Rate shall be determined by the Calculation Agent and shall be the arithmetic mean of the prime or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent (after consultation with the Company). If fewer than four such quotations are so provided by such major money center banks, the Prime Rate will be determined by the Calculation Agent and shall be the arithmetic mean of four prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date as furnished in The City of New York by the major money center banks, if any, that have provided such quotations and by a reasonable number of substitute banks or trust companies to obtain four such prime rate quotations, provided such substitute banks or trust companies are organized and doing business under the laws of the United States, or any state thereof, each having total equity capital of at least $500 million and being subject to supervision or examination by Federal or state authority, selected by the Calculation Agent (after consultation with the Company) to provide such rate or rates; provided, however, that if the banks or trust
                            --------  -------
companies selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate for such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

     "Reuters Screen USPRIME1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "USPRIME1" page (or such other page as may replace the USPRIME1 page on such service) for the purpose of displaying prime rates or base lending rates of major United States banks.

     Determination of Treasury Rate.  The Treasury Rate means, with respect to
     ------------------------------
any Interest Determination Date relating to a Note for which the Base Rate is the Treasury Rate or any Interest Determination Date for a Note for which the interest rate is determined with reference to the Treasury Rate (a "Treasury Rate Interest Determination

Date"), the rate applicable to the auction held on such Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury bills") having the Index Maturity specified above, as such rate is published in H.15(519) under the heading "Treasury Bills -- auction average (investment)" or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the auction average rate of such Treasury bills (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the Auction of Treasury bills having the Index Maturity specified above are not reported as provided by 3:00 P.M., New York City time, on such Calculation Date, or if no such Auction is held, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent (after consultation with the Company), for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified above; provided, however, that if the dealers selected
                          -----------------
as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate with respect to such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

     Any provision contained herein with respect to the determination of an Interest Rate Basis, the specification of an Interest Rate Basis, calculation of the Interest Rate applicable to this Note, its payment dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified above.

     Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by California law, as the same may be modified by United States law, of general application.

     At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date.

     The Notes shall have the Events of Default as set forth in Section 501 of the Indenture. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     This Note is subject to satisfaction, discharge and defeasance as provided in Article Four of the Indenture.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

     The Indenture contains provisions, which provisions apply to the Notes, for
(i) the defeasance of the indebtedness evidenced by the Notes and (ii) the satisfaction and discharge of the Indenture, in each case upon compliance with certain conditions, and subject to certain exceptions, set forth in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, having the identical Original Issue Date, Stated Maturity and provisions with respect to payment of interest and redemption or repayment prior to Stated Maturity will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

     No service charge shall be made by the Company or the Trustee for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith (other than exchanges pursuant to the Indenture not involving any transfer).

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     If money for the payment of principal or interest remains unclaimed for three years, the Trustee or any paying agent will pay the money back to the Company at its request. After any such payment, Holders entitled to the money as an unsecured creditor, must look to the Company for payment and all liability of the Trustee or such paying agent with respect to such money shall cease.

     The terms of this Note include those stated in the Indenture and those made part of the Indenture by the Officers' Certificate delivered pursuant thereto and the Trust Indenture Act. This Note is subject to all such terms, and Noteholders are referred to the Indenture and said Act for a statement of them.

     No stockholder, director, officer, employee or incorporator as such, past, present or future, of the Company or any successor corporation shall have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, or in respect of or by reason of, such obligations or their creation. Each holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

     The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company as if were not Trustee.

     This Note shall be governed by and construed in accordance with the laws of the State of California.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

[FACSIMILE OF SEAL]                     HEALTH CARE PROPERTY
                                        INVESTORS, INC.



                                        By: ________________________
                                            Name:
                                            Title:


Attest:
By: _________________________
    Name:
    Title:

Dated:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK
  as Trustee


By: __________________________
      Authorized Signatory

                           OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably request(s) and instructs) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at

_______________________________________________________________________________
_______________________________________________________________________________
        (Please print or typewrite name and address of the undersigned)

     For this Note to be repaid, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder of this Note, not more than 60 nor less than 30 days prior to the Optional Repayment Date, if any, shown on the face of this Note, this Note with this "Option to Elect Repayment" form duly completed.

     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the Holder elects to have repaid $____________________ and specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid) $____________________.


Date: _______________________            _______________________________________
                                         The signature on this Option to Elect
                                         Repayment must correspond with the
                                         name as written upon the face of this
                                         Note  in every particular, without
                                         alteration or enlargement or any
                                         change whatever.

Signature Guarantee:


_____________________________

                            ASSIGNMENT/TRANSFER FORM

     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfers) unto (insert Taxpayer Identification no.) ___________________________ (Please print or typewrite name and address including postal zip code of assignee) _____________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________________________________________
attorney to transfer said Note on the books of the Company with full power of substitution in the premises.


Dated: ________________________            _______________________________


NOTICE: The signature of the registered Holder on this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:



_________________________________

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common
UNIF GIFT MIN ACT --                    Custodian
                     ------------------           -----------------
                               (cust)               (Minor)

                     Under Uniform Gifts to Minors Act


                     ----------------------------------------------
                                    (State)

TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

                  [FORM OF FIXED RATE GLOBAL MEDIUM-TERM NOTE]

     [The following legend is for inclusion only in Book-Entry Securities for which The Depository Trust Company serves as Depositary -- Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     [The following legend is for inclusion only in Book-Entry Securities -- UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

REGISTERED                                                    PRINCIPAL AMOUNT
No. FX____               CUSIP NO. __________                 $_______________

                      HEALTH CARE PROPERTY INVESTORS, INC.
                           MEDIUM-TERM NOTE, SERIES D
                                  (FIXED RATE)

ORIGINAL ISSUE DATE:       INTEREST RATE:  STATED MATURITY DATE:

INTEREST PAYMENT DATES:

INITIAL REDEMPTION            INITIAL REDEMPTION         ANNUAL REDEMPTION
DATE                          PERCENTAGE:                PERCENTAGE
                                                         REDUCTION:

OPTIONAL REPAYMENT DATE(S):

DAY COUNT CONVENTION
[ ] 30/360 FOR THE PERIOD FROM            TO
[ ] ACTUAL/360 FOR THE PERIOD FROM        TO
[ ] ACTUAL/ACTUAL FOR THE PERIOD FROM     TO

ADDENDUM ATTACHED:            ORIGINAL ISSUE DISCOUNT:
[ ] Yes                       [ ] Yes
[ ] No                        [ ] No
                              Total Amount of OID:
                              Yield to Maturity:
                              Initial Accrual Period:

OTHER PROVISIONS:

     HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, the Principal Amount specified above on the Stated Maturity Date specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date), and to pay interest thereon at the Interest Rate per annum specified above, until such Principal Amount is paid or duly made available for payment. Reference herein to "this Note," "hereof," "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

     The Company pay interest on each Interest Payment Date specified above, commencing on the first Interest will Payment Date specified above next succeeding the Original Issue Date specified above, and on the Stated Maturity Date or any Redemption Date or Optional Repayment Date (the date of each such Stated Maturity Date, Redemption Date and Optional Repayment Date and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a "Maturity" with respect to principal payable on such date); provided, however, that if the Original Issue Date is between a record date (as
--------  -------
defined below) and the next succeeding Interest Payment Date, interest payments will commence on the Interest Payment Date immediately following the next succeeding record date to the registered Holder on such next succeeding record date. Except as provided above, interest payments will be made on the Interest Payment Dates shown above. Unless otherwise specified above, the "record date" shall be the date 15 calendar days (whether or not a Business Day) immediately preceding the applicable Interest Payment Date. Interest on this Note will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Original Issue Date specified above, to, but excluding such Interest Payment Date, as the case may be. If the Maturity or an Interest Payment Date falls on a day which is not a Business Day as defined below, the payment due on such Maturity or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity or Interest Payment Date, as the case may be, and no interest shall accrue with respect to such payment for the period from and after such Maturity or Interest Payment Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note is registered at the close of business on the record date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such record date, and may be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date (which shall be not more than 15 nor less than ten days prior to the date of payment of such Defaulted Interest) established by notice given by mail by or on behalf of the Company to the Holder of this Note not less than ten days preceding such Special Record Date, all as more fully provided in the Indenture.

     Payment of interest on this Note will be made at the office or agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts provided, however, that at the option of the Company, payment of
              --------  -------
interest due other than at Maturity may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the registry books of the Company, and provided, further, that the payment of the principal
                          --------  -------
of and interest on this Note on any Optional Repayment Date(s), if any, indicated above shall be made upon satisfaction of the provisions herein; and provided, further, that AT THE OPTION OF THE COMPANY, the Holder of Notes with
--------  -------
an aggregate principal amount of $10,000,000 or more will be entitled to receive payments of interest on this Note (other than at Maturity) by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee (as defined below) not less than 15 days prior to the applicable Interest Payment Date. Such wire instructions, upon receipt by the Trustee, shall remain in effect until revoked by such Holder.

     Payment of principal or premium, if any, at the Maturity of this Note will be made in immediately available funds upon presentation of this Note at the office or agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, or at such other place as the Company may designate. Payment of interest due at Maturity will be made to the person to whom payment of the principal of this Note shall be made.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture, by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Note is one of a duly authorized series of Securities (hereinafter called the "Securities") of the Company designated as its Medium-Term Notes, Series D (the "Notes"). The Notes are issued and to be issued under an Indenture dated as of September 1, 1993 (herein called the "Indenture") between the Company and The Bank of New York, a corporation incorporated under the laws of the State of New York, as trustee (the "Trustee," which term includes any successor trustee with respect to the Notes under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, duties and obligations thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment and otherwise. The Notes may be issued from time to time in an aggregate initial offering price up to $150,000,000, which amount may be increased if duly authorized by the Company.

     Except as otherwise provided in the Indenture, this Note will be issued in global form only registered in the name of the Depositary or its nominee. This Note will not be issued in definitive form, except as otherwise provided in the Indenture, and ownership of this Note shall be maintained in book-entry form by the Depositary for the accounts of participating organizations of the Depositary.

     Unless otherwise provided above and in accordance with the provisions herein, this Note is not subject to any sinking fund and is not redeemable or repayable prior to the Stated Maturity Date.

     If so provided above, this Note may be redeemed by the Company on any date on and after the Initial Redemption Date, if any, specified above. If no Initial Redemption Date is set forth above, this Note may not be redeemed prior to the Stated Maturity Date. On and after the Initial Redemption Date, if any, this Note may be redeemed at any time in whole or from time to time in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $1,000) at the option of the Company at the applicable Redemption Price (as defined below) together with accrued interest hereon at the applicable rate payable to the date of redemption (each such date, a "Redemption Date"), on written notice to the Holder hereof given not more than 60 nor less than 30 days prior to the Redemption Date and in accordance with the provisions of the Indenture. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

     Unless otherwise specified above, the "Redemption Price" shall initially be the Initial Redemption Percentage, specified above, of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date, shown above, by the Annual Redemption Percentage Reduction, if any, specified above, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

     This Note may be subject to repayment at the option of the Holder on any Optional Repayment Date(s), if any, indicated above. If no Optional Repayment Date(s) are set forth above, this Note may not be so repaid at the option of the Holder hereof prior to the Stated Maturity Date. On any Optional Repayment Date, this Note shall be repayable in whole or in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $1,000) at the option of the Holder hereof at a repayment price, unless otherwise specified above, equal to 100% of the principal amount to be repaid, together with interest thereon payable to the date of repayment. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its Corporate Trust Office, or such other address of which the Company shall from time to time notify the Holders of the Notes, not more than 60 nor less than 30 days prior to the related Optional Repayment Date. Exercise of such repayment option by the Holder hereof shall be irrevocable. With respect to Notes represented by global securities, any option for repayment may be exercised by the Depositary, on behalf of the owners of the beneficial interest in the Notes represented by such global securities, by delivering a written notice substantially similar to the above-referenced form, duly completed, to the Trustee at the place and within the time period described above. All such notices shall be irrevocable.

     Interest payments on this Note shall include interest accrued from, and including, the Original Issue Date indicated above, or the most recent date to which interest has been paid or duly provided for, to, but excluding, the related Interest Payment Date or Maturity, as the case may be, until the Principal Amount is paid or made available for payment. Unless otherwise specified on the first page of this Note, interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

     As used herein, "Business Day" means, unless otherwise specified above, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in New York are authorized or obligated by law to close.

     Any provision contained herein with respect to the calculation of the rate of interest applicable to this Note, its Payment dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified above.

     The Notes shall have the Events of Default as set forth in Section 501 of the Indenture. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     This Note is subject to satisfaction, discharge and defeasance as provided in Article Four of the Indenture.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place and rate, and in the coin or currency herein prescribed.

     The Indenture imposes certain limitations on the ability of the Company to incur indebtedness and consolidate, merge or transfer all or substantially all of the Company's assets. These limitations are subject to certain qualifications and exceptions, and reference is made to the Indenture for a description thereof.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, having the identical Original Issue Date, Stated Maturity and provisions with respect to payment of interest and redemption or repayment prior to Stated Maturity will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

     No service charge shall be made by the Company or the Trustee for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith (other than exchanges pursuant to the Indenture not involving any transfer).

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     If money for the payment of principal or interest remains unclaimed for three years, the Trustee or any paying agent will pay the money back to the Company at its request. After any such payment, Holders entitled to the money, as an unsecured creditor, must look to the Company for payment and all liability of the Trustee or such paying agent with respect to such money shall cease.

     The terms of this Note include those stated in the Indenture and those made part of the Indenture by the Officers' Certificate delivered pursuant thereto and the Trust Indenture Act. This Note is subject to all such terms, and Noteholders are referred to the Indenture and said Act for a statement of them.

     No stockholder, director, officer, employee or incorporator as such, past, present or future, of the Company or any successor corporation shall have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, or in respect of or by reason of, such obligations or their creation. Each holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

     The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company as if were not Trustee.

     This Note shall be governed by and construed in accordance with the laws of the State of California.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

[FACSIMILE OF SEAL]                  HEALTH CARE PROPERTY INVESTORS, INC.
                                     By: ________________________________
                                         Name:
                                         Title:

Attest:
By: _______________________________________
    Name:
    Title:

Dated:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK
  as Trustee

By: _______________________________________
                Authorized Signatory

                           OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably request(s) and instructs) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at

_______________________________________________________________________________
_______________________________________________________________________________

        (Please print or typewrite name and address of the undersigned)

     For this Note to be repaid, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder of this Note, not more than 60 nor less than 30 days prior to the Optional Repayment Date, if any, shown on the face of this Note, this Note with this "Option to Elect Repayment" form duly completed.

     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the Holder elects to have repaid $____________________ and specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid) $____________________.


Date: ________________________________      ___________________________________
                                            The signature on this Option to
                                            Elect Repayment must correspond with
                                            the name as written upon the face of
                                            this Note in every particular,
                                            without alteration or enlargement or
                                            any change whatever.
Signature Guarantee:

___________________________________

                            ASSIGNMENT/TRANSFER FORM

     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfers) unto (insert Taxpayer Identification no.) ____________ (Please print or typewrite name and address including postal zip code of assignee) _____________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ________________________________attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Dated: __________________________________      _________________________________


NOTICE: The signature of the registered Holder on this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:


__________________________________

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common
UNIF GIFT MIN ACT --                       Custodian
                     ---------------------          --------------------
                            (cust)                         (Minor)

                     Under Uniform Gifts to Minors Act


                     ----------------------------------------------------
                                              (State)

TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.